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                          SUPPLEMENT DATED DECEMBER 5, 1997
                         TO PROSPECTUS DATED NOVEMBER 1, 1997
                              FOR THE LEGENDS FUND, INC.



    The transaction described on page 12 of the Prospectus under "Management of the Fund - ARM Capital Advisors, Inc." closed on November 7, 1997. Accordingly, as described in the Prospectus, the Manager has been renamed Integrity Capital Advisors, Inc. The Manager will continue to provide investment management services to the Fund.